Exhibit 99.1

Completing R.H. Donnelley's Transformation July 29, 2004

Safe Harbor Statement Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "will," "anticipate," "should," "planned," "estimated," "projected," "forecasted" (or the symbols "E" "G" or "P"), "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) SBC's or DonTech's actions which could adversely impact our results of operations and financial condition; (6) failure to consummate the acquisition of SBC's directory publishing business in Illinois and Northwest Indiana; (7) reliance on and extension of credit to small- and medium-sized businesses; (8) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (9) general economic conditions and consumer sentiment in our markets; and (10) fluctuations in the price and availability of paper. During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on 8-K disclosing 2002 adjusted pro forma results filed with the SEC on July 23, 2003, and our Current Report on 8-K discussing non-GAAP financial measures filed with the SEC on May 2, 2003, each of which is available on our web site under "Investor Information," "SEC Filings."

David Swanson Chairman and Chief Executive Officer

Strategic Rationale Completes RHD's transformation to integrated yellow pages publishing and directional media company Expands presence in highly attractive market Chicago is the 3rd largest media market High directory usage relative to other markets Simplifies corporate and operating structure to help maximize performance Removes inefficiencies of existing DonTech partnership Leverages RHD's existing operating platform and management team Clarifies RHD's financial presentation Attractive purchase price with substantial free cash flow accretion 8.3x 2004E Pro Forma Adjusted Incremental EBITDA Expect attractive equity returns through future deleveraging ~$30mm in annual cash flow benefit from tax step-up Relatively low risk integration with significant upside Exceeded all operational and financial targets for SPA integration Accelerates RHD's IYP strategy through agreement with SBC SMARTpages

Transaction Summary

Purchase Price:	$1.42 billion cash ($1.45 billion less $30 million partnership liquidation payment) – 8.3x 2004E Pro Forma Adjusted Incremental EBITDA
Financing:	Fully committed bank financing – 5.8x total leverage (less than at the time of the SPA acquisition)
Tax Structure:	Full tax basis step up – Annual cash tax shield of ~$30 million
Expected Closing:	Q3 2004, subject to regulatory approval and certain closing conditions
Exclusivity and Non-Compete:	50 years with immediate co-branding
Internet Yellow Pages:	Exclusive right to act as sales agent for SMARTpages Preferred provider for "Future Electronic Directories"

RHDonnelley

5

Significantly enhances RHD's scale and reach Acquired Pro forma RHD Business Combined States 19 Illinois, NW Indiana 20 Directories 260 129 389 Annual Circulation 18 million 10 million 28 million Top North American Directory Publishers Source: SIMBA Information estimates; company reports; management estimates

Consistent delivery of results in SPA acquisition Debt repayment and deleveraging well ahead of schedule Total debt ($MM) Leverage ratio Successfully integrated all SPA billing and collection activities, allowing us to achieve bad debt targets well ahead of schedule Successfully completed systems integration 6 months ahead of schedule, converting 20 million records Achieved targeted synergies and efficiencies run-rate 6 months early 1/30/03 6/30/04 $2,356 $1,943 5.9x 4.7x

Peter McDonald SVP and President of Donnelley Media

Attractive Major Media Market Third largest US media market High directory references per capita relative to other major markets drives attractive ROI for advertisers Economically diverse market High SBC and other direct media product usage

Enhancing Performance We plan to implement the following actions in the Illinois and Northwest Indiana Markets: Heightened Investment in Advertising and Promotion Develop brand identity for directory Increase product awareness Product Development Based on "Book of Choice" Philosophy Directory features Content Strategic Distribution High traffic areas Value Selling vs. Price War Implement the RHD Business Process

Key Integration Areas SBC Integration Sprint Integration Redundant/ Downsizing Create New Expand Existing "Bolt-On" Most Difficult Least Difficult Redundant/ Downsizing Create New Expand Existing "Bolt-On" Most Difficult Least Difficult Sales & Sales Operations Marketing Billing, Credit & Collection Customer Service Print, Paper & Delivery Pre-Press Publishing IT/Conversion Facilities White Pages Corp Services Low Risk Integration

The RHD Business Process

Steven Blondy SVP and Chief Financial Officer

Pro Forma Impact Note: Free cash flow is defined as Cash Flow from Operations less Capital Expenditures $ millions

Pro Forma Capitalization at June 30, 2004 Bank Facility $1,017.7 $1,450.01 $2,467.7 Senior Notes due 2010 $325.0 -- $325.0 Total Senior Debt $1,342.7 $1,450.0 $2,792.7 4.8x Senior Sub Notes $600.0 -- $600.0 Total Debt @ 6/30/04 $1,942.7 $1,450.0 $3,392.7 5.8x Pro forma RHD 2004E EBITDA = $586 million Pro Forma Multiple of RHD Incremental Combined '04E EBITDA ($ in millions) 1 Includes revolver commitment of $175.0 million (increased from $125.0 million)

Tax Benefits Full tax step-up on assets acquired Purchase price $1,420 Less: Basis in assets acquired (295) "Asset Step-Up" $1,125 Tax life-15 years Annual Cash Tax Savings (through 2019) ~$30 million ($ in millions)

Intermediate-Term Financial Goals Revenue and EBITDA Growth Targets 3% Deleveraging 0.5x per year 2005 and Beyond* * On a Pro Forma consolidated basis.

David Swanson President & CEO

A Value Maximizing Opportunity for RHD Attractive asset in a highly strategic market for RHD Simplifies RHD operating and reporting structure Attractive purchase price with significant cash flow accretion Low risk integration - RHD uniquely suited to take advantage of opportunities Accelerates RHD's IYP strategy through SMARTpages partnership

Appendix

Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures, cont'd Amounts in millions

Reconciliation of Non-GAAP Measures, cont'd Amounts in millions

Reconciliation of Non-GAAP Measures, cont'd Notes: 1. On July 28, 2004, R.H. Donnelley announced a definitive agreement to acquire SBC Communications Inc.'s directory publishing business in Illinois and Northwest Indiana, including SBC's interest in the DonTech partnership. For illustration purposes, we are presenting a reconciliation of the expected impact on 2004 net income to adjusted EBITDA, assuming a September 1, 2004 close. Additionally, we are presenting a reconciliation of pro forma net income outlook to pro forma adjusted EBITDA outlook to show full year adjusted pro forma EBITDA as if the transaction closed on January 1, 2004. 2. The 2004 as adjusted results assume that the estimated pro rata portion of the revenue and direct costs of directories that published prior to the acquisition were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses will not be included in our reported GAAP results.